                                                                 EXHIBIT 10.2(A)

                                                                         ANNEX E

                                PLEDGE AGREEMENT

          PLEDGE AGREEMENT, dated as of June 20, 2001 (the "Agreement"), made by PRIMEDIA INC., a Delaware corporation (the "Pledgor"), in favor of THE CHASE MANHATTAN BANK, as Collateral Agent (the "Pledgee") for the benefit of the Secured Creditors (as hereinafter defined). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement shall be used herein as therein defined.

                              W I T N E S S E T H :

          WHEREAS, the Pledgor, various financial institutions from time to time party thereto (the "Banks"), Bank of America, N.A., as Syndication Agent, The Bank of New York and The Bank of Nova Scotia, as Co-Documentation Agents, and The Chase Manhattan Bank, as Administrative Agent (the "Administrative Agent", and together with the Banks, the "Bank Creditors"), have entered into a Credit Agreement, dated as of June 20, 2001 (as amended, modified, supplemented, restated or refinanced from time to time, the "Credit Agreement"), providing for the making of Loans and the issuance of, and participation in, Letters of Credit as contemplated therein;

          WHEREAS, the Pledgor desires to incur Loans and have Letters of Credit issued for its account pursuant to the Credit Agreement;

          WHEREAS, the Pledgor is party to, and may from time to time after the date hereof become party to, one or more Interest Rate Protection Agreements with one or more Banks or any affiliate thereof (each such Bank or affiliate, even if the respective Bank subsequently ceases to be a Bank under the Credit Agreement for any reason, together with such Bank's or affiliate's successors and assigns, collectively, the "Interest Rate Protection Creditors");

          WHEREAS, the Pledgor has entered into various debt documents listed on Annex D hereto (collectively, the "Existing Senior Debt Documents") providing for the issuance or incurrence by the Pledgor of certain senior notes and other senior debt (collectively, the "Existing Senior Debt") (the holders from time to time of the Existing Senior Debt being hereinafter called the "Existing Senior Debt Holders", and the Existing Senior Debt Holders together with each trustee, if any, of the Existing Senior Debt being hereinafter called the "Existing Senior Debt Creditors");

          WHEREAS, the Pledgor may from time to time incur additional senior Indebtedness which, on the terms and subject to the conditions set forth herein, shall be secured hereby;

                                                                         ANNEX E
                                                                          Page 2

          WHEREAS, it is a condition precedent to the making of Loans to the Pledgor and the incurrence or maintenance of Letters of Credit for the account of the Pledgor under the Credit Agreement, and to the issuance of the Existing Senior Debt pursuant to the Existing Senior Debt Documents, that the Pledgor shall have executed and delivered to the Pledgee this Agreement;

          WHEREAS, the Pledgor desires to execute this Agreement to satisfy the conditions described in the preceding paragraph;

          NOW, THEREFORE, in consideration of the benefits accruing to the Pledgor, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby makes the following representations and warranties to the Pledgee and hereby covenants and agrees with the Pledgee as follows:

          1. SECURITY FOR OBLIGATIONS. This Agreement is made by the Pledgor for the benefit of the Secured Creditors to secure:

          (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of (x) the principal of and interest on the Notes issued by, and the Loans made to, the Pledgor under the Credit Agreement and all reimbursement obligations and Unpaid Drawings with respect to the Letters of Credit issued for the account of the Pledgor under the Credit Agreement and (y) all other obligations and indebtedness (including, without limitation, indemnities, Fees and interest thereon) of the Pledgor, now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement and the other Credit Documents and the due performance of and compliance with the terms of the Credit Documents by the Pledgor (all such principal, interest, obligations, and liabilities under this clause (i), except to the extent consisting of obligations under or with respect to Interest Rate Protection Agreements, being herein collectively called the "Credit Agreement Obligations");

          (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities owing by the Pledgor under any Interest Rate Protection Agreement or with respect thereto, whether such Interest Rate Protection Agreement is now in existence or hereafter arising, and the due performance and compliance by the Pledgor with all of the terms, conditions and agreements contained therein (all such obligations and liabilities under this clause (ii) being herein collectively called the "Interest Rate Protection Obligations");

          (iii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities owing to the Existing Senior Debt Creditors pursuant to the Existing Senior Debt or the Existing Senior Debt Documents and the due performance and compliance with the terms thereof (all such obligations and liabilities being herein collectively called the "Existing Senior Debt Obligations");

          (iv) the full and prompt payment when due of all obligations designated by the Pledgor to be secured hereby, but only to the extent (A) that such obligations (x) are by

                                                                         ANNEX E
                                                                          Page 3

     their terms not expressly subordinated to any obligations (as hereinafter defined) then outstanding, and (y) are, at the time of the incurrence or issuance thereof, permitted to be incurred or issued, and are expressly permitted to be secured hereunder, pursuant to the Credit Agreement and (B) the Pledgor shall have delivered to the Pledgee at the time of the incurrence or issuance thereof a certificate signed by a senior officer of the Pledgor certifying that such obligations constitute Additional Senior Debt (as hereinafter defined) entitled to the benefits of this Agreement and that the conditions set forth in clause (A) above have been satisfied, such certificate to constitute conclusive evidence, binding for all purposes, that such obligations are secured as provided in this Section 1(iv) (any such obligations satisfying the foregoing criteria, "Additional Senior Debt", and each holder of any such Additional Senior Debt being hereinafter called an "Additional Senior Debt Creditor", with the Additional Senior Debt Creditors, the Bank Creditors, the Interest Rate Protection Creditors and the Existing Senior Debt Creditors being called the "Secured Creditors") and the due performance and compliance with the terms of any agreement or instrument governing any such Additional Senior Debt (any such agreement or instrument, an "Additional Senior Debt Agreement") (all such obligations and liabilities being herein referred to as the "Additional Senior Debt Obligations");

          (v) any and all sums reasonably advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral (as hereinafter defined); and

          (vi) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities referred to in clauses (i), (ii), (iii), (iv) and (v) above, after an Event of Default (such term, as used in this Agreement, shall mean any Event of Default under, and as defined in, the Credit Agreement, or any event of default (after any applicable grace period) under any Existing Senior Debt Document or Additional Senior Debt Agreement or any payment default by the Pledgor under any Interest Rate Protection Agreement and shall in any event include, without limitation, any payment default (after the expiration of any applicable grace period) on any of the Obligations (as hereinafter defined) shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs;

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (vi) of this Section 1 being herein collectively called the "Obligations".

          2. DEFINITION OF STOCK, NOTES, SECURITIES, ETC. As used herein, the term "Stock" shall mean all of the issued and outstanding shares of stock at any time owned by the Pledgor of PRIMEDIA Companies Inc. ("Intermediate HoldCo"). The Pledgor represents and warrants that on the date hereof (a) each Subsidiary (including, without limitation, each Excluded Foreign Restricted Subsidiary) of the Pledgor, and the direct ownership thereof, is listed on Annex A hereto; (b) all of the capital stock of all the Subsidiaries of the Pledgor (other than Intermediate HoldCo and as otherwise set forth on Annex A hereto) is directly or indirectly wholly owned by Intermediate HoldCo; (c) the Stock held by the Pledgor consists of the number

                                                                         ANNEX E
                                                                          Page 4

and type of shares of the stock of Intermediate HoldCo as described in Annex B hereto; (d) the Pledgor is the holder of record and sole beneficial owner of such Stock; (e) such Stock constitutes that percentage of the issued and outstanding capital stock of Intermediate HoldCo as is set forth in Annex B hereto; (f) on the date hereof, the Pledgor owns no other Stock.

          3.     PLEDGE OF SECURITIES, ETC.

          3.1. PLEDGE. To secure the Obligations and for the purposes set forth in Section 1, the Pledgor hereby (i) grants to the Pledgee a security interest in all of the Collateral (as hereinafter defined) owned by the Pledgor;
(ii) pledges and deposits as security with the Pledgee the Stock owned by such Pledgor on the date hereof, and delivers to the Pledgee certificates or instruments therefor accompanied by undated stock powers duly executed in blank by the Pledgor, or such other instruments of transfer as are acceptable to the Pledgee; and (iii) assigns, transfers, hypothecates, mortgages, charges and sets over to the Pledgee all of the Pledgor's right, title and interest in and to such Stock (and in and to all certificates or instruments evidencing such Stock), to be held by the Pledgee, upon the terms and conditions set forth in this Agreement.

          3.2. SUBSEQUENTLY ACQUIRED SECURITIES. If the Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Stock at any time or from time to time after the date hereof, the Pledgor shall forthwith pledge and deposit such Stock (or certificates or instruments representing such Stock) as security with the Pledgee and deliver to the Pledgee certificates therefor or instruments thereof accompanied by undated stock powers duly executed in blank or such other instruments of transfer as are acceptable to the Pledgee, and will promptly thereafter deliver to the Pledgee a certificate executed by any of the Chairman of the Board, the Chief Financial Officer, the President, a Vice Chairman, the Vice President-Finance or the Treasurer of the Pledgor describing such Stock and certifying that the same have been duly pledged with the Pledgee hereunder.

          3.3. UNCERTIFICATED SECURITIES. Notwithstanding anything to the contrary contained in Sections 3.1 and 3.2, if any Stock (whether or not now owned or hereafter acquired) is an uncertificated security, the Pledgor shall promptly notify the Pledgee thereof, and shall promptly take all actions required to perfect the security interest of the Pledgee under applicable law including, in any event, under Sections 8-106 and 8-301 of the New York Uniform Commercial Code (the "UCC"), if applicable. The Pledgor further agrees to take such actions as the Pledgee deems necessary or desirable to effect the foregoing and to permit the Pledgee to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel reasonably satisfactory to the Pledgee with respect to any such pledge of uncertificated securities promptly upon request of the Pledgee.

          3.4. DEFINITION OF PLEDGED STOCK AND COLLATERAL. All Stock at any time pledged or required to be pledged hereunder is hereinafter called the "Pledged Stock" which together with all proceeds thereof, including any securities and moneys received and at the time held by the Pledgee hereunder, is hereinafter called the "Collateral".

          4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more subagents for the purpose of retaining

                                                                         ANNEX E
                                                                          Page 5

physical possession of the Pledged Stock, which may be held (in the discretion of the Pledgee) in the name of the Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

          5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until a Noticed Event of Default (as hereinafter defined) shall have occurred and be continuing, the Pledgor shall be entitled to vote any and all Pledged Stock and to give consents, waivers or ratifications in respect thereof; PROVIDED that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate or be inconsistent with any of the terms of this Agreement, any other Credit Document, any Interest Rate Protection Agreement, any Existing Senior Debt Document or any Additional Senior Debt Agreement (collectively, the "Secured Debt Agreements"), or which would have the effect of impairing the position or interests of the Pledgee or any Secured Creditor. All such rights of the Pledgor to vote and to give consents, waivers and ratifications shall cease in case a Noticed Event of Default shall occur and be continuing, and Section 7 hereof shall become applicable. A "Noticed Event of Default" shall mean (A) at all times prior to the date on which the Credit Agreement and all Letters of Credit have been terminated and there remain outstanding no Credit Agreement Obligations (such date the "Credit Agreement Termination Date"), (i) an Event of Default in respect of the Pledgor under
Section 9.05 of the Credit Agreement and (ii) any other Event of Default under the Credit Agreement in respect of which the Administrative Agent has given the Pledgor written notice that such Event of Default constitutes a Noticed Event of Default and (B) at all times after the Credit Agreement Termination Date (i) the commencement of any bankruptcy, insolvency or similar proceeding with respect to the Pledgor and (ii) (x) in the event any obligations other than Public Obligations (as defined below) are then outstanding, any other Event of Default under the documentation governing any such obligations in respect of which any Secured Creditor holding such Obligations (or, in the event an agent or other representative of the holders of such Obligations shall have been appointed, such representative) has given the Pledgor written notice that such Event of Default constitutes a Noticed Event of Default or (y) in the event that the only Obligations then outstanding are Existing Senior Debt Obligations or any Additional Senior Debt Obligations with respect to other securities registered under the Securities Act of 1933, as amended (such obligations, "Public Obligations"), any Event of Default under any Existing Senior Debt Documents or under the documentation governing such other Public Obligations in respect of which the Existing Senior Debt trustee or the representative appointed in connection with such Public Obligations, as the case may be, has given the Pledgor written notice that such a Noticed Event of Default constitutes an Event of Default.

          6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless a Noticed Event of Default shall have occurred and be continuing, all cash dividends payable in respect of the Pledged Stock shall be paid to the Pledgor; PROVIDED that all cash dividends payable in respect of the Pledged Stock which are determined by the Pledgee to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital shall be paid, to the extent so determined to represent an extraordinary, liquidating or other distribution in return of capital, to the Pledgee and retained by it as part of the Collateral (unless such cash dividends are applied to the repayment of the obligations on the basis set forth in Section 9, applied in accordance with Section 4.02 of the Credit Agreement or permitted to be retained by the Pledgor pursuant to the

                                                                         ANNEX E
                                                                          Page 6

terms of the Credit Agreement). The Pledgee shall also be entitled to receive directly, and to retain as part of the Collateral:


          (a) all other or additional stock or other securities or property (other than cash) paid or distributed by way of dividend or otherwise in respect of the Pledged Stock;

          (b) all other or additional stock or other securities or property (including cash, unless such cash dividends are applied to the repayment of the obligations on the basis set forth in Section 9, applied in accordance with Section 4.02 of the Credit Agreement or permitted to be retained by the Pledgor pursuant to the terms of the Credit Agreement paid or distributed in respect of the Pledged Stock by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

          (c) all other or additional stock or other securities or property (including cash, unless such cash dividends are applied to the repayment of the obligations on the basis set forth in Section 9, applied in accordance with Section 4.02 of the Credit Agreement or permitted to be retained by the Pledgor pursuant to the terms of the Credit Agreement which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization;

          7. REMEDIES IN CASE OF EVENT OF DEFAULT. In case a Noticed Event of Default shall have occurred and be continuing, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement or by any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled, without limitation, to exercise the following rights, which the Pledgor hereby agrees to be commercially reasonable:

          (a) to receive all amounts payable in respect of the Collateral payable to the Pledgor under Section 6;

          (b) to transfer all or any part of the Pledged Stock into the Pledgee's name or the name of its nominee or nominees;

          (c) to vote all or any part of the Pledged Stock (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (the Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of the Pledgor, with full power of substitution to do so); and

          (d) at any time or from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by the Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine;

                                                                         ANNEX E
                                                                          Page 7

     PROVIDED that at least 10 days' notice of the time and place of any such sale shall be given to the Pledgor. The Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto.

          8. REMEDIES, ETC., CUMULATIVE. Each right, power and remedy of the Pledgee provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof.

          9. APPLICATION OF PROCEEDS. (a) All moneys collected by the Pledgee upon any sale or other disposition of the Collateral pursuant to the terms of this Agreement, together with all other moneys received by the Pledgee hereunder, shall be applied as follows:

          (i) first, to the payment of all Obligations owing to the Pledgee of the type described in clauses (v) and (vi) of Section 1 of this Agreement;

          (ii) second, to the extent moneys remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding obligations shall be paid to the Secured Creditors as provided in Section 9(c) with each Secured Creditor receiving an amount equal to its outstanding obligations or, if the moneys are insufficient to pay in full all such Obligations, its Pro Rata Share (as hereinafter defined) of the amount remaining to be distributed; and

          (iii) third, to the extent moneys remain after the application pursuant to the preceding clauses (i) and (ii) and following the termination of this Agreement pursuant to Section 18(c) hereof, to the Pledgor or to whomever may be lawfully entitled to receive such surplus.

          (b) For purposes of this Agreement (x) "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, the amount (expressed as a percentage) equal to a fraction the numerator of which is the amount of such Secured Creditor's Obligations and the denominator of which is the then outstanding amount of all Obligations.

                                                                         ANNEX E
                                                                          Page 8

          (c) All payments required to be made hereunder shall be made (i) if to the Bank Creditors, to the Administrative Agent under the Credit Agreement for the account of the Bank Creditors, (ii) if to the Interest Rate Protection Creditors, to the representative for the Interest Rate Protection Creditors or, in the absence of such a representative, directly to the Interest Rate Protection Creditors, (iii) if to the Existing Senior Debt Creditors, to the respective Existing Senior Debt trustee for the account of the Existing Senior Debt Creditors or in the absence of such a trustee, directly to the Existing Senior Debt Creditors and (iv) if to the Additional Senior Debt Creditors, to the representative for such Additional Senior Debt Creditors or, in the absence of such a representative, directly to the Additional Senior Debt Creditors.

          (d) For purposes of applying payments received in accordance with this Section 9, the Pledgee shall be entitled to rely upon (i) the Administrative Agent under the Credit Agreement in respect of Credit Agreement Obligations, (ii) the representative for the Interest Rate Protection Creditors or, in the absence of such a representative, upon the Interest Rate Protection Creditors, in respect of Interest Rate Protection Obligations, (iii) the respective Existing Senior Debt trustee in respect of the Existing Senior Debt Obligations, or in the absence of such a trustee, upon the Existing Senior Debt Creditors, in respect of the Existing Senior Debt Obligations, and (iv) any representative for the Additional Senior Debt Creditors or, in the absence of such a representative, upon the Additional Senior Debt Creditors, in respect of Additional Senior Debt Obligations; in each case for a determination (which the Administrative Agent, each Bank Creditor, the representative for any Interest Rate Protection Creditor (if there is such a representative), each Interest Rate Protection Creditor, the respective Existing Senior Debt trustee (if there is such a trustee), each Existing Senior Debt Creditor, the representative for any Additional Senior Debt Creditor (if there is such a representative) and each Additional Senior Debt Creditor agree (or shall agree) to provide upon request of the Pledgee) as to the outstanding obligations owed to the Bank Creditors, the Interest Rate Protection Creditors, the Existing Senior Debt Creditors or the Additional Senior Debt Creditors, as the case may be. Unless it has actual knowledge (including by way of written notice from a Secured Creditor) to the contrary, the Administrative Agent under the Credit Agreement, the respective Existing Senior Debt trustee (if any) under the Existing Senior Debt Documents and the representative (if any) for any Additional Senior Debt Creditors in furnishing information pursuant to the preceding sentence, and the Pledgee in acting hereunder, shall be entitled to assume that (x) no Credit Agreement Obligations, Existing Senior Debt Obligations or Additional Senior Debt Obligations, as the case may be, other than principal, interest and regularly accruing fees are owing to any Bank Creditor, Existing Senior Debt Creditor or Additional Senior Debt Creditor and (y) no Interest Rate Protection Agreement, or Interest Rate Protection Obligations in respect thereof, are in existence.

          (e) It is understood and agreed that the Pledgor shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral hereunder and the aggregate amount of the sums referred to in clauses
(i) and (ii) of Section 9(a).

          10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money

                                                                         ANNEX E
                                                                          Page 9

paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

          11. INDEMNITY. The Pledgor agrees (a) to indemnify and hold harmless the Pledgee from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and (b) to reimburse the Pledgee for all reasonable costs and expenses, including reasonable attorneys' fees, growing out of or resulting from this Agreement or the exercise by the Pledgee of any right or remedy granted to it hereunder or under any other Secured Debt Agreement except, with respect to clauses (a) and (b) above, for those arising from the Pledgee's gross negligence or willful misconduct. In no event shall the Pledgee be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for moneys actually received by it in accordance with the terms hereof. If and to the extent that the obligations of the Pledgor under this Section 11 are unenforceable for any reason, the Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

          12. FURTHER ASSURANCES. (a) The Pledgor agrees that it will join with the Pledgee in executing and, at the Pledgor's own expense, file and refile under the UCC such financing statements, continuation statements and other documents in such offices as the Pledgee may deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee's security interest in the Collateral and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of the Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

          (b) The chief executive office of the Pledgor is located at the address set forth on Annex C hereto. The Pledgor shall not move its chief executive office unless (i) it shall have given to the Pledgee not less than 30 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Pledgee may reasonably request and (ii) with respect to such new location, it shall have taken all action, reasonably satisfactory to the Pledgee, to maintain the security interest of the Pledgee in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

          (c) As of the date hereof, the Pledgor does not have or operate in any jurisdiction under any name except its legal name. The Pledgor shall not change its legal name or assume or operate in any jurisdiction under any trade, fictitious or other name unless (i) it shall have given to the Pledgee not less than 30 days' prior written notice of its intention so to do, clearly describing such new name and the jurisdictions in which such new name shall be used and providing such other information in connection therewith as the Pledgee may reasonably request and (ii) with respect to such new name, it shall have taken all action, reasonably

                                                                         ANNEX E
                                                                         Page 10

satisfactory to the Pledgee, to maintain the security interest of the Pledgee in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

          13. THE PLEDGEE AS AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in ANNEX E hereto.

          14.    TRANSFER BY PLEDGOR. Except for sales of Collateral permitted
(i) prior to the date all Credit Agreement Obligations have been paid in full and all commitments under the Credit Agreement terminated, pursuant to the Credit Agreement, and (ii) thereafter, pursuant to the other Secured Debt Agreements, the Pledgor will not sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except in accordance with the terms of this Agreement).

          15. REPRESENTATIONS, WARRANTIES AND COVENANTS OF PLEDGOR. The Pledgor represents, warrants and covenants that (a) it is the legal, record and beneficial owner of, and has good and marketable title to, all Stock pledged by it hereunder, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except the liens and security interests created by this Agreement and except liens permitted pursuant to subsections (a) and (b) of Section 8.03 of the Credit Agreement; (b) it has full power, authority and legal right to pledge all the Stock pledged by it pursuant to this Agreement; (c) this Agreement has been duly authorized, executed and delivered by the Pledgor and constitutes a legal, valid and binding obligation of the Pledgor enforceable in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law); (d) no consent of any other party (including, without limitation, any stockholder or creditor of the Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by the Pledgor in connection with the execution, delivery or performance of this Agreement, except those which have been obtained or made or as may be required by laws affecting the offering and sale of securities generally in connection with the exercise by the Pledgee of its remedies hereunder; (e) the execution, delivery and performance of this Agreement does not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, or of the certificate of incorporation or by-laws of the Pledgor or of any securities issued by the Pledgor or any of its Subsidiaries or of any mortgage, indenture, lease, deed of trust, loan agreement, credit agreement or other material agreement, instrument or undertaking to which the Pledgor or any of its Subsidiaries is a party or which purports to be binding upon the Pledgor or any of its subsidiaries or upon any of their respective assets and will not result in the creation or imposition of any lien or encumbrance on any of the assets of the Pledgor or any of its Subsidiaries except as contemplated by this Agreement;
(f) all the shares of Stock have been duly and validly issued, are fully paid and

                                                                         ANNEX E
                                                                         Page 11

nonassessable; and (g) the pledge and assignment of the Stock pursuant to this Agreement, together with the delivery of the Stock pursuant to this Agreement and any relevant filings or recordings (which delivery, filings and recordings have been made or obtained), creates a valid and perfected first security interest in such Stock and the proceeds thereof, subject to no prior lien or encumbrance or to any agreement purporting to grant to any third party a lien or encumbrance on the property or assets of the Pledgor which would include the Stock. The Pledgor covenants and agrees that it will defend the Pledgee's right, title and security interest in and to the Stock and the proceeds thereof against the claims and demands of all persons whomsoever; and the Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the Secured Creditors.

          16. PLEDGOR'S OBLIGATIONS ABSOLUTE, ETC. The obligations of the Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any renewal, extension, amendment or modification of or addition or supplement to or deletion from any Secured Debt Agreement or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement; (c) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee; (d) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Pledgor or any Subsidiary of the Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

          17. REGISTRATION, ETC. (a) If a Noticed Event of Default shall have occurred and be continuing and the Pledgor shall have received from the Pledgee a written request or requests that the Pledgor cause any registration, qualification or compliance under any Federal or state securities law or laws to be effected with respect to all or any part of the Pledged Stock, the Pledgor as soon as practicable and at its expense will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Pledged Stock, including, without limitation, registration under the Securities Act of 1933 as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other government requirements; PROVIDED that the Pledgee shall furnish to the Pledgor such information regarding the Pledgee as the Pledgor may request in writing and as shall be required in connection with any such registration, qualification or compliance. The Pledgor will cause the Pledgee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars or other

                                                                         ANNEX E
                                                                         Page 12

documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify the Pledgee and all others participating in the distribution of the Pledged Stock against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to the Pledgor by the Pledgee expressly for use therein.

          (b) If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Pledged Stock pursuant to Section 7, such Pledged Stock or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Pledged Stock or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration; PROVIDED that at least 10 days' notice of the time and place of any such sale shall be given to the Pledgor. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Stock or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Stock or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Pledged Stock at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid.

          18. TERMINATION, RELEASE. (a) It is expressly acknowledged and agreed that the Collateral may be sold by the Pledgor from time to time (x) until the Credit Agreement Termination Date, to the extent permitted by the Credit Agreement, and (y) thereafter, to the extent permitted by the other Secured Debt Agreements. Upon any sale of the type described in the immediately preceding sentence, the Pledgee shall, at the request and expense of the Pledgor, release the Collateral being sold and execute and deliver to the Pledgor a proper instrument or instruments acknowledging the release of such Collateral from this Agreement, and will duly assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty) the Collateral being sold as described above.

          (b) The Pledgee shall, at the request and expense of the Pledgor, release (without recourse and without any representation or warranty) any or all of the Collateral and deliver an appropriate instrument acknowledging such release, PROVIDED that such release has been approved in writing by the Required Secured Creditors (as defined in Section 4 of ANNEX E hereto).

                                                                         ANNEX E
                                                                         Page 13

          (c) After the Termination Date (as hereinafter defined), this Agreement shall terminate (PROVIDED that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination) and the Pledgee, at the request and expense of the Pledgor, will execute and deliver to the Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement as provided above, and will duly assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee hereunder. As used in this Agreement, "Termination Date" shall mean either (x) the date upon which the Total Commitment and all Interest Rate Protection Agreements are terminated, when no Letter of Credit is outstanding and when all Obligations (other than the Existing Senior Debt Obligations and the Additional Senior Debt Obligations) have been paid in full or (y) to the extent written notice from the Pledgor of such extension shall have been delivered to the Pledgee prior to the date described in clause (x) above, such later date as may be specified in such written notice; PROVIDED that in no event shall the Termination Date occur pursuant to this clause (y) prior to the date when all obligations of the type described in clauses (v) and (vi) of Section 1 of this Agreement shall have been paid in full.

          (d) At any time that the Pledgor desires that Collateral be released as provided in the foregoing Section 18(a), (b) or (c), it shall deliver to the Pledgee a certificate signed by its chief financial officer stating that the release of the respective Collateral is permitted pursuant to
Section 18 (a), (b) or (c). The Pledgee shall have no liability whatsoever to any Secured Creditor as the result of any release of Collateral by it as permitted by this Section 18.

          19. NOTICES, ETC. All notices and other communications hereunder shall be in writing and shall be delivered or mailed by first class mail, postage prepaid, addressed:

          (a)    if to the Pledgor, at:

                 745 Fifth Avenue
                 New York, NY 10151
                 Attention: Beverly Chell, Esq.
                 Telephone:  (212) 745-0101
                 Telecopier: (212) 745-0199

          (b) if to the Pledgee, at:

                 The Chase Manhattan Bank
                 270 Park Avenue
                 New York, New York  10017
                 Attention:
                 Telephone:  (212)
                 Telecopier: (212)

          (c) if to any Bank (other than the Pledgee), at such address as such Bank shall have specified in the Credit Agreement;

                                                                         ANNEX E
                                                                         Page 14

          (d) if to any Interest Rate Protection Creditor, at such address as such Interest Rate Protection Creditor shall have specified in writing to the Pledgor and the Pledgee;

          (e) if to any Existing Senior Debt Creditor, at such address as such Existing Senior Debt Creditor shall have specified in a writing to the Pledgor and the Pledgee or to the respective Existing Senior Debt trustee, if any; and

          (f) if to any Additional Senior Debt Creditor or any representative of any Additional Senior Debt Creditors, at such address as such Additional Senior Debt Creditor or representative shall have specified in writing to the Pledgor and the Pledgee or to the respective representative;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

          20. WAIVER; AMENDMENT. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Pledgor and the Pledgee with the written consent of the Required Secured Creditors (as hereinafter defined in Section 4 of ANNEX E attached hereto); PROVIDED that no such change, waiver, modification or variance shall be made to Section 9 hereof or this Section 20 without the consent of each Secured Creditor adversely affected thereby; and PROVIDED FURTHER that any change, waiver, modification or variance affecting the rights and benefits of a single class of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors of such Class. For the purpose of this Agreement, the term "Class" shall mean each class of Secured creditors, I.E., whether (i) the Bank Creditors as holders of the Credit Agreement Obligations, (ii) the Interest Protection Creditors as holders of the Interest Rate Protection obligations,
(iii) the Existing Senior Debt Creditors as holders of any series of the Existing Senior Debt obligations and (iv) the respective Additional Senior Debt Creditors as holders of any series of the Additional Senior Debt obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (i) with respect to the Credit Agreement obligations, the Required Banks, (ii) with respect to the Interest Rate Protection Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection Agreements, (iii) with respect to the Existing Senior Debt Obligations, the holders of at least a majority of the aggregate outstanding principal amount of Existing Senior Debt Obligations of such series and (iv) with respect to any series of Additional Senior Debt Obligations, the holders of at least a majority of the aggregate outstanding principal amount of Additional Senior Debt Obligations of such series.

          21. MISCELLANEOUS. This Agreement shall be binding upon the successors and assigns of each Pledgor and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one

                                                                         ANNEX E
                                                                         Page 15

instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

          22. SECURED CREDITOR ACKNOWLEDGMENT. By accepting the benefits of this Agreement, each Secured Creditor acknowledges and agrees that the rights and obligations of the Pledgee shall be as set forth in this Agreement and in ANNEX E hereto.

                                    * * * * *

                                                                         ANNEX E
                                                                         Page 16

          IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

                                           PRIMEDIA INC., as Pledgor

                                           By
                                             ----------------------------------
                                             Title:

                                           THE CHASE MANHATTAN BANK, as Pledgee

                                           By
                                             ----------------------------------
                                             Title:

                                                                         ANNEX E
                                                                         Page 17

                                   THE PLEDGEE

          1. APPOINTMENT. The Secured Creditors (all capitalized terms used herein and not otherwise defined shall have the respective meanings provided in the Pledge Agreement to which this ANNEX E is attached (the "Pledge Agreement")), by their acceptance of the benefits of the Pledge Agreement, hereby irrevocably designate The Chase Manhattan Bank, as Pledgee, to act as specified herein and in the Pledge Agreement. Each Secured Creditor hereby irrevocably authorizes the Pledgee to take such action on its behalf under the provisions of the Pledge Agreement and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of the Pledgee by the terms hereof and thereof and such other powers as are reasonably incidental thereto. The Pledgee may perform any of its duties hereunder by or through its agents or employees.

          2. NATURE OF DUTIES. The Pledgee shall have no duties or responsibilities except those expressly set forth in the Pledge Agreement. Neither the Pledgee nor any of its officers, directors, employees or agents shall be liable for any action taken or omitted by it as such under the Pledge Agreement or hereunder or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Pledgee shall be mechanical and administrative in nature; the Pledgee shall not have by reason of the Pledge Agreement or any other Secured Debt Agreement a fiduciary relationship in respect of any Secured Creditor; and nothing in the Pledge Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Pledgee any obligations in respect of the Pledge Agreement except as expressly set forth herein.

          3. LACK OF RELIANCE ON THE PLEDGEE. Independently and without reliance upon the Pledgee, each Secured Creditor, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Pledgor and its Subsidiaries in connection with the making and the continuance of the Obligations and the taking or not taking of any action in connection therewith, and (ii) its own appraisal of the creditworthiness of the Pledgor and its subsidiaries, and the Pledgee shall have no duty or responsibility, either initially or on a continuing basis, to provide any Secured Creditor with any credit or other information with respect thereto, whether coming into its possession before the extension of any Obligations or at any time or times thereafter. The Pledgee shall not be responsible to any Secured Creditor for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection (except as set forth above in Section 2 of this ANNEX E), collectibility, priority or sufficiency of the Pledge Agreement or the financial condition of the Pledgor or any Subsidiary of the Pledgor or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of the Pledge Agreement, or the financial condition of the Pledgor or any Subsidiary of the Pledgor, or the existence or possible existence of any default or Event of Default under any Secured Debt Agreement.

                                                                         ANNEX E
                                                                         Page 18

          4. CERTAIN RIGHTS OF THE PLEDGEE. No Secured Creditor shall have the right to cause the Pledgee to take any action with respect to the Collateral, with only the Required Secured Creditors (as hereinafter defined) having the right to direct the Pledgee to take any such action. If the Pledgee shall request instructions from the Required Secured Creditors with respect to any act or action (including failure to act) in connection with the Pledge Agreement, the Pledgee shall be entitled to refrain from such act or taking such action unless and until it shall have received instructions from the Required Secured Creditors, and to the extent requested, appropriate indemnification in respect of actions to be taken; and the Pledgee shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Secured Creditor shall have any right of action whatsoever against the Pledgee as a result of the Pledgee acting or refraining from acting (x) hereunder in accordance with the instructions of the Required Secured Creditors or (y) under any other Secured Debt Agreement as provided for therein. As used herein, the term "Required Secured Creditors" shall mean (i) prior to the Credit Agreement Termination Date, the Required Banks (or all the Banks if required by Section
12.12 of the Credit Agreement), and (ii) thereafter, (x) to the extent that any Obligations (other than Public Obligations) shall remain outstanding, the holders of at least a majority of the aggregate principal amount of such Obligations and (y) to the extent that only Public Obligations remain outstanding, the holders of at least a majority of the aggregate principal amount of such Public Obligations.

          5. RELIANCE. The Pledgee shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or facsimile message, cablegram, radiogram, order or other document or telephone message signed, sent or made by the proper Person or entity, and, with respect to all legal matters pertaining to the Pledge Agreement and its duties thereunder, upon advice of counsel selected by it.

          6. INDEMNIFICATION. To the extent the Pledgee is not reimbursed and indemnified by the Pledgor and/or its Subsidiaries, the Secured Creditors will reimburse and indemnify the Pledgee, in proportion to their respective principal amounts of Obligations, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Pledgee in performing its duties hereunder or under the Pledge Agreement, or in any way relating to or arising out of the Pledge Agreement except for those resulting solely from the Pledgee's own gross negligence or willful misconduct.

          7. THE PLEDGEE IN ITS INDIVIDUAL CAPACITY. With respect to its obligations as a lender under the Credit Agreement and any other credit facilities to which the Pledgee is a party, and to act as agent under one or more of such credit facilities, the Pledgee shall have the rights and powers specified therein and herein for a "Bank", or the "Administrative Agent", and may exercise the same rights and powers as though it were not performing the duties specified herein; and the terms "Banks", or any similar terms shall, unless the context clearly otherwise indicates, include the Pledgee in its individual capacity. The Pledgee may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with the Pledgor or any affiliate or Subsidiary of the Pledgor as if it were not performing the duties specified herein, and may accept fees and other consideration from the Pledgor for services in connection with the Credit Agreement, the other Secured Debt Agreements and otherwise without having to account for the same to the Secured Creditors.

                                                                         ANNEX E
                                                                         Page 19

          8. RESIGNATION BY THE PLEDGEE. (a) The Pledgee may resign from the performance of all its functions and duties under the Pledge Agreement at any time by giving 20 Business Days' prior written notice (as provided in the Pledge Agreement) to the Pledgor and the Secured Creditors. Such resignation shall take effect upon the appointment of a successor Pledgee pursuant to clauses (b) and
(c) below.

          (b) Upon any such notice of resignation, the Required Secured Creditors shall appoint a successor Pledgee hereunder who shall be a commercial bank organized under the laws of the United States of America or any State thereof and having combined capital and surplus of at least $500,000,000.

          (c) If a successor Pledgee shall not have been so appointed within said 20 Business Day period, the Pledgor shall then appoint a successor Pledgee who shall serve as Pledgee hereunder or thereunder until such time, if any, as the Required Secured Creditors appoint a successor Pledgee as provided above.

                                                                 EXHIBIT 10.2(B)

                                                                  EXECUTION COPY

                               SUBSIDIARY GUARANTY

          GUARANTY, dated as of June 20, 2001, made by the undersigned (each a "Guarantor" and together with any other entity that becomes a party hereto pursuant to Section 26 hereof, the "Guarantors"). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as hereinafter defined) shall be used herein as therein defined.

                              W I T N E S S E T H :

          WHEREAS, PRIMEDIA Inc. (the "Borrower"), various financial institutions (the "Banks"), Bank of America, N.A., as Syndication Agent, The Bank of New York and The Bank of Nova Scotia, as Co-Documentation Agents, and The Chase Manhattan Bank, as Administrative Agent (the "Administrative Agent"), have entered into a Credit Agreement, dated as of June 20, 2001 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans and the issuance of, and participation in, Letters of Credit as contemplated therein (the Banks, the Letter of Credit Issuer, the Syndication Agent, the Co-Documentation Agents and the Administrative Agent herein called the "Bank Creditors");

          WHEREAS, on the date hereof the Borrower is a party to certain Interest Rate Protection Agreements with one or more Banks and/or an affiliate of one or more Banks and in the future the Borrower may enter into one or more additional Interest Rate Protection Agreements with one or more Banks and/or an affiliate of one or more Banks (any such Bank or affiliate of a Bank party to any such Interest Rate Protection Agreement (even if the respective Bank subsequently ceases to be a Bank under the Credit Agreement for any reason) and their subsequent assigns, if any, herein called an "Interest Rate Protection Creditor", and all Interest Rate Protection Creditors, together with the Bank Creditors, collectively herein called the "Creditors");

          WHEREAS, the Borrower owns, directly or indirectly, 100% of the capital stock of each Guarantor;

          WHEREAS, it is a condition precedent to the occurrence of the Initial Borrowing Date under the Credit Agreement and to the making of Loans and the issuance of, and participation in, Letters of Credit under the Credit Agreement that each Guarantor shall have executed and delivered this Guaranty; and

          WHEREAS, each Guarantor will obtain benefits from the occurrence of the Initial Borrowing Date and the incurrence of Loans by the Borrower and the issuance of Letters of Credit for the account of the Borrower under the Credit Agreement and, accordingly, desires to execute this Guaranty in order to satisfy the conditions described in the preceding paragraph and to induce the Banks to make Loans to the Borrower and the Letter of Credit Issuer to issue Letters of Credit for the account of the Borrower;

          NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Creditors and hereby covenants and agrees with each Creditor as follows:

          1. Each Guarantor, jointly and severally, irrevocably and unconditionally, guarantees (i) to the Bank Creditors the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of (x) the principal of and interest on the Loans made to (and to the extent issued, the Notes issued by) the Borrower under the Credit Agreement, and all reimbursement obligations and Unpaid Drawings with respect to the Letters of Credit issued under the Credit Agreement and (y) all other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities owing by the Borrower to the Bank Creditors under the Credit Agreement (including, without limitation, indemnities, Fees and interest thereon) now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement or any other Credit Document and the due performance and compliance with the terms of the Credit Documents by the Borrower (all such principal, interest, liabilities and obligations being herein collectively called the "Credit Agreement Obligations") and (ii) to each Interest Rate Protection Creditor the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities owing by the Borrower under any Interest Rate Protection Agreements, whether now in existence or hereafter arising, and the due performance and compliance by the Borrower with all terms, conditions and agreements contained therein (all such obligations and liabilities being herein collectively called the "Interest Rate Protection Obligations", and together with the Credit Agreement Obligations, collectively, the "Guaranteed Obligations"). Each Guarantor understands, agrees and confirms that the Creditors may enforce this Guaranty up to the full amount of the Guaranteed Obligations against each Guarantor without proceeding against any other Guarantor or the Borrower, against any security for the Guaranteed Obligations, or under any other guaranty covering all or a portion of the Guaranteed Obligations. All payments by each Guarantor under this Guaranty shall be made on the same basis as payments by the Borrower under Sections 4.03 and
4.04 of the Credit Agreement.

          2. Additionally, each Guarantor, jointly and severally, unconditionally and irrevocably, guarantees the payment of any and all Guaranteed Obligations of the Borrower to the Creditors whether or not due or payable by the Borrower upon the occurrence in respect of the Borrower of any of the events specified in Section 9.05 of the Credit Agreement, and unconditionally and irrevocably, jointly and severally, promises to pay such Guaranteed Obligations to the Creditors, or order, on demand, in lawful money of the United States.

          3. The liability of each Guarantor hereunder is exclusive and independent of any security for or other guaranty of the indebtedness of the Borrower whether executed by such

Guarantor, any other Guarantor, any other guarantor or by any other party, and the liability of each Guarantor hereunder shall not be affected or impaired by
(a) any direction as to application of payment by the Borrower or by any other party, (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the indebtedness of the Borrower, (c) any payment on or in reduction of any such other guaranty or undertaking, (d) any dissolution, termination or increase, decrease or change in personnel by the Borrower or (e) any payment made to any Creditor on the indebtedness which any Creditor repays the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

          4. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor or the Borrower and whether or not any other Guarantor, any other guarantor or the Borrower be joined in any such action or actions. Each Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to each Guarantor.

          5. Each Guarantor hereby waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Administrative Agent or any other Creditor against, and any other notice to, any party liable thereon (including such Guarantor or any other guarantor).

          6. Any Creditor may at any time and from time to time without the consent of, or notice to, any Guarantor, without incurring responsibility to such Guarantor, without impairing or releasing the obligations of such Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

          (a) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew or alter, any of the Guaranteed Obligations, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

          (b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

          (c) exercise or refrain from exercising any rights against the Borrower or others or otherwise act or refrain from acting;

          (d) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to creditors of the Borrower;

          (e) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Creditors regardless of what liabilities of such Borrower remain unpaid;

          (f) consent to or waive any breach of, or any act, omission or default under, any of the Interest Rate Protection Agreements, the Credit Documents or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the Interest Rate Protection Agreements, the Credit Documents or any of such other instruments or agreements; and/or

          (g) act or fail to act in any manner referred to in this Guaranty which may deprive such Guarantor of its right to subrogation against the Borrower to recover full indemnity for any payments made pursuant to this Guaranty.

          7. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor shall affect, impair or be a defense to this Guaranty, and this Guaranty shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full of the Guaranteed Obligations.

          8. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Creditor in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Creditor would otherwise have. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Creditor to any other or further action in any circumstances without notice or demand. It is not necessary for any Creditor to inquire into the capacity or powers of the Borrower or any of its Subsidiaries or the officers, directors, partners or agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

          9. Any indebtedness of the Borrower now or hereafter held by any Guarantor is hereby subordinated to the indebtedness of the Borrower to the Creditors; and such indebtedness of the Borrower to any Guarantor, if the Administrative Agent, after an Event of Default has occurred, so requests, shall be collected, enforced and received by such Guarantor as trustee for the Creditors and be paid over to the Creditors on account of the indebtedness of the Borrower to the Creditors, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Prior to the transfer by any Guarantor of any note or negotiable instrument evidencing any indebtedness of the Borrower to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, each Guarantor hereby agrees with the Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until the Total Commitment has terminated, all Guaranteed Obligations have been irrevocably paid in full in cash and all Letters of Credit have terminated.

          10. (a) Each Guarantor waives any right (except as shall be required by applicable statute and cannot be waived) to require the Creditors to (A) proceed against the Borrower, any other Guarantor, any other guarantor or any other party, (B) proceed against or exhaust any security held from the Borrower, any other Guarantor, any other guarantor or any other party or (C) pursue any other remedy in the Creditors' power whatsoever. Each Guarantor waives any defense based on or arising out of any defense of the Borrower, any other Guarantor, any other guarantor or any other party other than payment in full of the Guaranteed Obligations, including without limitation any defense based on or arising out of the disability of the Borrower, any other Guarantor, any other guarantor or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the Guaranteed Obligations. The Creditors may, at their election, foreclose on any security held by the Administrative Agent or the other Creditors by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Creditors may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been paid in full. Each Guarantor waives any defense arising out of any such election by the Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other party or any security.

          (b) Each Guarantor waives all presentments, demands for performance, protests and notices, including without limitation notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that the Creditors shall have no duty to advise any Guarantor of information known to them regarding such circumstances or risks.

          11. The Creditors agree that this Guaranty may be enforced only by the action of the Administrative Agent acting upon the instructions of the Required Banks and that no Creditor shall have any right individually to seek to enforce or to enforce this Guaranty, it being understood and agreed that such rights and remedies may be exercised by the Administrative

Agent for the benefit of the Creditors upon the terms of this Guaranty. The Creditors further agree that this Guaranty may not be enforced against any director, officer, employee or stockholder of any Guarantor.

          12. In order to induce the Banks to make Loans and the Letter of Credit Issuer to issue Letters of Credit pursuant to the Credit Agreement, and in order to induce the Interest Rate Protection Creditors to execute, deliver and perform the Interest Rate Protection Agreements, each Guarantor represents, warrants and covenants that:

          (a) Such Guarantor and each of its Restricted Subsidiaries (i) is a duly organized and validly existing corporation, partnership or limited liability company, as the case may be, under the laws of the jurisdiction of its incorporation and has the corporate power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage (ii) is in good standing under the laws of the jurisdiction of its organization and (iii) is duly qualified and is authorized to do business and is in good standing in all jurisdictions where it is required to be so qualified, except, in the case of clauses
     (ii) and (iii) above, for such failures to be in good standing and failures to be so qualified which, in the aggregate, would not have a material adverse effect on the condition (financial or otherwise), operations, assets, liabilities or prospects of the Borrower and its Restricted Subsidiaries taken as a whole.

          (b) Such Guarantor has the corporate, partnership or limited liability company, as the case may be, power and authority to execute, deliver and carry out the terms and provisions of this Guaranty and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Guaranty. Such Guarantor has duly executed and delivered this Guaranty, and this Guaranty constitutes the legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

          (c) Neither the execution, delivery or performance by such Guarantor of this Guaranty, nor compliance by it with the terms and provisions hereof, (i) will contravene in any material respect any applicable provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of such Guarantor or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or other material agreement or instrument to which such Guarantor or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (iii) will violate any provision of the Certificate of Incorporation or By-Laws or equivalent organizational document of such Guarantor or any of its Subsidiaries.

          (d) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (i) the execution, delivery and performance of this Guaranty, or (ii) the legality, validity, binding effect or enforceability of this Guaranty, except those which have been obtained or made.

          13. Each Guarantor covenants and agrees that on and after the date hereof and until the termination of the Total Commitment and all Interest Rate Protection Agreements and when no Letter of Credit or Note remains outstanding and all Guaranteed Obligations have been paid in full, such Guarantor shall take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in Section 7 or 8 of the Credit Agreement, and so that no Event of Default, is caused by the actions of such Guarantor or any of its Subsidiaries.

          14. The Guarantors hereby jointly and severally agree to pay all reasonable out-of-pocket costs and expenses (x) of each Creditor in connection with the enforcement of this Guaranty and, after an Event of Default shall have occurred and be continuing, the protection of such Creditor's rights hereunder and (y) of the Administrative Agent in connection with any amendment, waiver or consent relating hereto (including, without limitation, the reasonable fees and disbursements of counsel (including in-house counsel) employed by any of the Creditors or by the Administrative Agent, as the case may be).

          15. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the Creditors and their successors and assigns.

          16. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of the Required Banks (or to the extent required by Section 12.12 of the Credit Agreement, with the written consent of each Bank) and each Guarantor affected thereby (it being understood that the addition or release of any Guarantor hereunder shall not constitute a change, waiver, discharge or termination affecting any Guarantor other than the Guarantor so added or released).

          17. Each Guarantor acknowledges that an executed (or conformed) copy of each of the Credit Documents has been made available to its principal executive officers and such officers are familiar with the contents thereof.

          18. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Creditor Law) and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default (such term to mean and include any "Event of Default" as defined in the Credit Agreement or any payment default under any Interest Rate Protection Agreement continuing after any applicable grace period), each Creditor is hereby authorized at any time or from time to time, without notice to any Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Creditor to or for the credit or the account of such Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Creditor under this Guaranty, irrespective of whether or not such Creditor shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured.

          19. All notices, requests, demands or other communications pursuant hereto shall be deemed to have been duly given or made when delivered to the Person to which such notice, request, demand or other communication is required or permitted to be given or made under this Guaranty, addressed to such party at
(i) in the case of any Bank Creditor, as provided in the Credit Agreement, (ii) in the case of any Guarantor, at its address set forth opposite its signature below and (iii) in the case of any Interest Rate Protection Creditor, at such address as such Interest Rate Protection Creditor shall have specified in writing to the Guarantors; or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing.

          20. If a claim is ever made upon any Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (b) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrower), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or of any other instrument evidencing any liability of the Borrower, and such Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

          21. THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE CREDITORS AND OF THE UNDERSIGNED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Guaranty or any other Credit Document may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Guaranty, each Guarantor hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts and hereby irrevocably waives any right it may have to object to the laying of venue of any such action or proceeding in the aforesaid courts and hereby further irrevocably waives and agrees not to plead or claim that any such action or proceeding has been brought in an inconvenient forum. Each Guarantor irrevocably consents to the service of process in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to each Guarantor at its address set forth opposite its signature below; such service to become effective 30 days after such mailing. Each Guarantor hereby irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other Credit Document that service of process was in any way invalid or ineffective. Nothing herein shall affect the right of any of the Creditors to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any Guarantor in any other jurisdiction.

          22. In the event that (x) all of the capital stock of one or more Guarantors is sold or otherwise disposed of or liquidated in compliance with the requirements of Section 8.02 of the Credit Agreement (or such sale or other disposition has been approved in writing by the Required Banks (or all Banks if required by Section 12.12 of the Credit Agreement)) and the proceeds of such sale, disposition or liquidation are applied in accordance with the provisions of the Credit Agreement, to the extent applicable, or (y) the Borrower designates any Guarantor which is a Partially-Owned Restricted Subsidiary as an Excluded Domestic Restricted Subsidiary by making a Non-Guarantor Designation with respect to such Guarantor in accordance with the terms of the Credit Agreement, such Guarantor shall be released from this Guaranty and this Guaranty shall, as to each such Guarantor or Guarantors, terminate, and have no further force or effect (it being understood and agreed that the sale of any Person that owns, directly or indirectly, the capital stock of any Guarantor shall be deemed to be a sale of such Guarantor for the purposes of this Section 22).

          23. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Guarantors and the Administrative Agent.

          24. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          25. All payments made by any Guarantor hereunder will be made without setoff, counterclaim or other defense.

          26. At each time that (x) each Restricted Subsidiary of the Borrower is formed or acquired after the Initial Borrowing Date except, with respect to any newly formed or acquired Partially-Owned Restricted Subsidiary, to the extent the Borrower shall have made a Non-Guarantor Designation as to such Partially-Owned Restricted Subsidiary or (y) any Excluded Domestic Restricted Subsidiary is designated by the Borrower as a Subsidiary Guarantor, in each case, in accordance with the terms of the Credit Agreement, it shall (unless otherwise agreed in writing by the Required Banks, or to the extent required by
Section 12.12 of the Credit Agreement, by all of the Banks) upon execution of a counterpart of this Guaranty or of a Subsidiary Assumption Agreement become a Guarantor for all purposes of this Guaranty.

                                      * * *

          IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

ADDRESS FOR EACH GUARANTOR           Adams/Intertec International, Inc.
                                     Adams/Laux Company, Inc.
745 Fifth Avenue                     Bacon's Information, Inc.
New York, New York 10151             Canoe & Kayak, Inc.
Attention:  Beverly C. Chell, Esq.   Channel One Communications Corp.
Telephone No.:  (212) 745-0101       Climbing, Inc.
Telecopier No.: (212) 745-0199       CSK Publishing Company Incorporated
                                     ENO Productions, Inc.
                                     Films for the Humanities & Sciences, Inc.
                                     Game & Fish Publications, Inc.
                                     Haas Publishing Companies, Inc., in its
                                        individual capacity and in its
                                        capacities as General Partner of
                                        PRIMEDIA Workplace Learning LP and
                                        Managing Member of Cover Concepts
                                        Marketing Services,
                                        LLC
                                     Hacienda Productions, Inc.
                                     HPC Brazil, Inc.
                                     Intertec Publishing Corporation
                                     Kitplanes Acquisition Company
                                     Paul Kagan Associates, Inc.
                                     PRIMEDIA Companies Inc.
                                     PRIMEDIA Enterprises, Inc.
                                     PRIMEDIA Finance Shared Services Inc.
                                     PRIMEDIA Holdings III Inc.
                                     PRIMEDIA Inc., solely in its capacity as
                                       Managing Member of Media Central LLC
                                     PRIMEDIA Information Inc.
                                     PRIMEDIA Magazines Inc.
                                     PRIMEDIA Magazine Finance Inc.
                                     PRIMEDIA Special Interest Publications Inc.
                                     Bowhunter Magazine, Inc.
                                     PRIMEDIA Enthusiast Publications, Inc.
                                     Communication Concepts, Inc.
                                     Cowles History Group, Inc.
                                     Symbol of Excellence Publishers, Inc.
                                     The Virtual Flyshop, Inc.
                                     GO LO Entertainment, Inc.
                                     Horse & Rider, Inc.
                                     IntelliChoice, Inc.
                                     Kagan Media Appraisals, Inc.
                                     Kagan Seminars, Inc.
                                     Kagan World Media, Inc.
                                     Low Rider Publishing Group, Inc.
                                     McMullen Argus Publishing, Inc.
                                     Miramar Communications Inc.
                                     Simba Information, Inc.

                                     By:
                                        ---------------------------------------
                                     Name: Beverly C. Chell
                                     Title: Vice Chairman, General Counsel and
                                            Secretary

Accepted and Agreed to:

THE CHASE MANHATTAN BANK,
 as Administrative Agent

By
  ------------------------------
  Title:

                                                                 EXHIBIT 10.2(C)

                                                                  EXECUTION COPY

                             CONTRIBUTION AGREEMENT

          CONTRIBUTION AGREEMENT, dated as of June 20, 2001, among each of the Subsidiary Guarantors (as defined in the Credit Agreement referred to below) of PRIMEDIA Inc. (the "Borrower") listed on the signature pages hereto (each a "Guarantor" and together with any other entity that becomes a party hereto pursuant to Section 11 hereof, the "Guarantors"). As used herein, the term "Contributor" shall mean each of the Guarantors required to make any payment to any other Guarantor pursuant to Section 1 of this Contribution Agreement. Except as otherwise defined herein, capitalized terms used herein and not otherwise defined shall have the meaning assigned to those terms in the Credit Agreement (as hereinafter defined).

                              W I T N E S S E T H :

          WHEREAS, the Borrower, various lending institutions from time to time party thereto (the "Banks"), Bank of America, N.A., as Syndication Agent, The Bank of New York and The Bank of Nova Scotia, as Co-Documentation Agents, and The Chase Manhattan Bank, as Administrative Agent, have entered into a Credit Agreement, dated as of June 20, 2001 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans and the issuance of, and participation in, Letter of Credit as contemplated therein;

          WHEREAS, it is a condition precedent to the making of Loans and the issuance of, and participation in, Letter of Credit under the Credit Agreement that each Guarantor shall executed and delivered this Contribution Agreement;

          WHEREAS, each Guarantor will obtain benefits from the occurrence of the Initial Borrowing Date and the incurrence of Loans by the Borrower and the issuance of Letter of Credit for the account of the Borrower under the Credit Agreement and, accordingly, each Guarantor has executed and delivered the Subsidiary Guaranty in order to satisfy the condition precedent described in the preceding paragraph and to induce the Banks to make Loans to the Borrower and the Letter of Credit Issuer to issue Letters of Credit for the account of the Borrower;

          WHEREAS, pursuant to the Subsidiary Guaranty, each of the Guarantors has agreed unconditionally and irrevocably, and jointly and severally, to guaranty as primary obligor and not merely as surety the Guaranteed Obligations (as defined in the Subsidiary Guaranty); and

          WHEREAS, the Guarantors wish to enter into this Contribution Agreement to effect an equitable sharing of the Guaranteed Obligations;

          NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. CONTRIBUTION. At any time a payment in respect of the Guaranteed Obligations is made under the Subsidiary Guaranty, the right of contribution, if any, of each Guarantor against each Contributor shall be determined as provided in the immediately following sentence, with the right of contribution of each Guarantor to be revised and restated as of each date on which a payment (a "Relevant Payment") is made on the Guaranteed Obligations under the Subsidiary Guaranty. At any time that a Relevant Payment is made by a Guarantor that results in the aggregate payments made by such Guarantor in respect of the Guaranteed Obligations to and including the date of the Relevant Payment exceeding such Guarantor's Contribution Percentage (as hereinafter defined) of the aggregate payments made by all Guarantors in respect of the Guaranteed Obligations to and including the date of the Relevant Payment (such excess, the "Aggregate Excess Amount"), each such Guarantor shall have a right of contribution against each Contributor who has made payments in respect of the Guaranteed Obligations to and including the date of the Relevant Payment in an aggregate amount less than such Contributor's Contribution Percentage of the aggregate payments made to and including the date of the Relevant Payment by all Guarantors in respect of the Guaranteed Obligations (the aggregate amount of such deficit, the "Aggregate Deficit Amount") in an amount equal to (x) a fraction the numerator of which is the Aggregate Excess Amount of such Guarantor and the denominator of which is the Aggregate Excess Amount of all Guarantors multiplied by (y) the Aggregate Deficit Amount of such Contributor. A Guarantor's right of contribution, if any, pursuant to the preceding sentences shall arise at the time of each computation, subject to adjustment to the time of any subsequent computation; PROVIDED, that no Guarantor may take any action to enforce such right until the Guaranteed Obligations have been paid in full and the Total Revolving Loan Commitment has been terminated, it being expressly recognized and agreed by all parties hereto that any Guarantor's right of contribution arising pursuant to this Contribution Agreement against any Contributor shall be expressly junior and subordinate to such Contributor's obligations and liabilities in respect of the Guaranteed Obligations and any other obligations owing under the Subsidiary Guaranty. As used in this Agreement, (i) each Contributor's "Contribution Percentage" shall mean the percentage obtained by dividing (x) the Adjusted Net Worth of such Contributor by (y) the aggregate Adjusted Net Worth of all Guarantors; (ii) the "Adjusted Net Worth" of each Guarantor shall mean the greater of (x) the Net Worth of such Guarantor or (y) zero; and (iii) the "Net Worth" of each Guarantor shall mean the amount by which the fair salable value of such Guarantor's assets on the Initial Borrowing Date exceeds its existing debts and other liabilities (including contingent liabilities, but without giving effect to (1) any Guaranteed Obligations arising under the Subsidiary Guaranty, (2) any obligations arising under Article 10 of the respective indentures governing the terms of the Senior Notes and (3) any obligations of such Guarantor in respect of the Borrower's other Indebtedness for borrowed money), in each case after giving effect to the transactions occurring on the Initial Borrowing Date.

          2. NO OTHER CONTRIBUTION OR SUBROGATION RIGHTS. All parties hereto recognize and agree that, except for any right of contribution arising pursuant to Section 1, each Guarantor who makes any payment in respect of the Guaranteed Obligations shall have no right of contribution or subrogation against any other Guarantor in respect of such payment, any such right of contribution or subrogation arising under law or otherwise being expressly waived by all Guarantors.

          3. CONTRIBUTION RIGHT AS AN ASSET. Each of the Guarantors recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution. In this connection, each Guarantor has the right to waive its contribution right against any other Guarantor to the extent that after giving effect to such waiver such Guarantor would remain solvent, in the determination of the Required Banks.

          4. AMENDMENT OR WAIVER. Any provision of this Contribution Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the parties hereto and consented to by the Required Banks.

          5. BENEFIT OF AGREEMENT. The provisions of this Contribution Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. To the extent any such successor shall be a successor to all or part of the assets of a Guarantor, such successor shall also constitute a Guarantor, with a Contribution Percentage equal to the Contribution Percentage of the predecessor corporation or as otherwise consented to by the Required Banks.

          6. PRESERVATION OF RIGHTS. This Contribution Agreement shall not limit any right which any Guarantor may have against any other Person which is not a party hereto.

          7. TERMINATION. This Contribution Agreement, as it may be amended, supplemented or otherwise modified from time to time, shall remain in effect and shall not be terminated as to any Guaranteed Obligation until such Guaranteed Obligation has been discharged or otherwise satisfied in accordance with the laws of the State of New York.

          8. GOVERNING LAW. THIS CONTRIBUTION AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          9. COUNTERPARTS. This Contribution Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          10. EFFECTIVENESS. This Contribution Agreement shall become effective upon execution hereof by each such party and delivery of executed counterparts hereof by them to the Administrative Agent.

          11. ADDITIONAL GUARANTORS. At each time that (x) each Restricted Subsidiary of the Borrower is formed or acquired after the Initial Borrowing Date except, with respect to any newly formed or acquired Partially-Owned Restricted Subsidiary, to the extent the Borrower shall have made a Non-Guarantor Designation as to such Partially-Owned Restricted Subsidiary or
(y) any Excluded Domestic Restricted Subsidiary is designated by the Borrower as a Subsidiary Guarantor, in each case, in accordance with the terms of the Credit Agreement, it shall upon execution of a counterpart hereof or of a Subsidiary Assumption Agreement become a Guarantor for all purposes of this Contribution Agreement.

                                      * * *

          IN WITNESS WHEREOF, the parties hereto have caused this Contribution Agreement to be duly executed by their respective authorized officers as of the date first above written.

                                     Adams/Intertec International, Inc.
                                     Adams/Laux Company, Inc.
                                     Bacon's Information, Inc.
                                     Canoe & Kayak, Inc.
                                     Channel One Communications Corp.
                                     Climbing, Inc.
                                     CSK Publishing Company Incorporated
                                     ENO Productions, Inc.
                                     Films for the Humanities & Sciences, Inc.
                                     Game & Fish Publications, Inc.
                                     Haas Publishing Companies, Inc., in
                                        its individual capacity and in its
                                        capacities as General Partner of
                                        PRIMEDIA Workplace Learning LP and
                                        Managing Member of Cover Concepts
                                        Marketing Services,
                                        LLC
                                     Hacienda Productions, Inc.
                                     HPC Brazil, Inc.
                                     Intertec Publishing Corporation
                                     Kitplanes Acquisition Company
                                     Paul Kagan Associates, Inc.
                                     PRIMEDIA Companies Inc.
                                     PRIMEDIA Enterprises, Inc.
                                     PRIMEDIA Finance Shared Services Inc.
                                     PRIMEDIA Holdings III Inc.
                                     PRIMEDIA Inc., solely in its capacity
                                       as Managing Member of Media Central
                                       LLC
                                     PRIMEDIA Information Inc.
                                     PRIMEDIA Magazines Inc.
                                     PRIMEDIA Magazine Finance Inc.
                                     PRIMEDIA Special Interest Publications Inc.
                                     Bowhunter Magazine, Inc.
                                     PRIMEDIA Enthusiast Publications, Inc.
                                     Communication Concepts, Inc.
                                     Cowles History Group, Inc.
                                     Symbol of Excellence Publishers, Inc.
                                     The Virtual Flyshop, Inc.
                                     GO LO Entertainment, Inc.
                                     Horse & Rider, Inc.
                                     IntelliChoice, Inc.
                                     Kagan Media Appraisals, Inc.
                                     Kagan Seminars, Inc.
                                     Kagan World Media, Inc.
                                     Low Rider Publishing Group, Inc.
                                     McMullen Argus Publishing, Inc.
                                     Miramar Communications Inc.
                                     Simba Information, Inc.

                                     By:
                                        ----------------------------------------
                                     Name: Beverly C. Chell
                                     Title: Vice Chairman, General Counsel and
                                            Secretary